SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2006

                           American Bank Incorporated
             (Exact name of registrant as specified in its charter)

        Pennsylvania                    000-31246               01-0593266
---------------------------    --------------------------  --------------------
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
      of incorporation)                                     Identification No.)


4029 West Tilghman Street, Allentown, Pennsylvania             18104
--------------------------------------------------             -----
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (610) 366-1800
                                                     --------------


                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition
             ---------------------------------------------

     On July 19, 2006, the Company issued a press release regarding its earnings for the three and six months ended June 30, 2006. The press release is included as Exhibit 99 to this report. The information included in Exhibit 99 is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

     The Index of Exhibits immediately precedes the attached exhibits.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       AMERICAN BANK INCORPORATED



DATE:  July 24, 2006                   By: /s/ Harry C. Birkhimer
                                           ----------------------------------
                                                Harry C. Birkhimer
                                                Senior Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

         The following exhibits are filed as part of this report:

         Exhibit No.                           Description
         -----------                           -----------

            99                      Press Release of American Bank Incorporated

                                   EXHIBIT 99

                   PRESS RELEASE OF AMERICAN BANK INCORPORATED